EQUITRUST MONEY MARKET FUND, INC.

Supplement to Prospectus
dated December 1, 2008

On page 7 under the heading "HOW TO REDEEM SHARES," the following is incorporated after the first sentence in the second paragraph:

Effective May 29, 2009, the Fund reserves the right to redeem accounts with balances under $1,000. (Qualified retirement plan accounts, including IRAs and education plan accounts, are exempt from the minimum account balance requirement.)

On page 7 under the heading "HOW TO REDEEM SHARES-By Draft (no minimum)," the following is incorporated after the first paragraph:

Effective June 30, 2009, all draftwriting privileges, including paper drafts and automatic withdrawals, will be discontinued. Any Drafts presented to the Fund after June 30, 2009 will not be accepted, will be returned and a $10 service charge will be assessed. The service charge will be collected by redemption of shares, or fractions thereof, from your account.

On page 11 under the heading "PORTFOLIO MANAGEMENT," the following is incorporated after the fifth paragraph:

The Adviser will voluntarily waive fees and reimburse expenses at the level necessary for the Fund to maintain a $1.00 per share net asset value.

Supplement dated March 16, 2009

Please retain this supplement with your Prospectus for future reference.